DELAWARE POOLED® TRUST
(the “Trust”)
The International Fixed Income Portfolio

Supplement to The International Fixed Income Portfolio’s Prospectus
dated February 28, 2010 (as revised March 5, 2010)

On November 18, 2010, the Board of Trustees responsible for The International Fixed Income Portfolio (the "Reorganizing Fund") approved a proposal to reorganize the Reorganizing Fund with and into a newly organized fund, Delaware International Bond Fund (the "Acquiring Fund"), a series of Delaware Group® Adviser Funds, subject to shareholder approval. The Board of Trustees responsible for the Acquiring Fund also approved the reorganization.

The Reorganizing Fund seeks current income consistent with the preservation of principal. The Acquiring Fund will seek total return. The investment strategies and policies of the Acquiring Fund differ from those of the Reorganizing Fund in that (1) the Acquiring Fund may invest a larger portion of its assets in below-investment-grade securities, including up to 30% in high yield corporate bonds; (2) the Acquiring Fund may invest a larger portion of its assets in emerging markets securities, which may include below-investment-grade securities; and (3) the Acquiring Fund has no restrictions on maturity or duration.

As part of the proposal, Mondrian Investment Partners Limited, the current sub-advisor to the Reorganizing Fund, will be terminated.  Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, will serve as investment advisor to the Acquiring Fund.

The expenses of the Acquiring Fund are expected to be consistent with the retail funds within the Delaware Investments® Family of Funds and therefore higher than those of the Reorganizing Fund.

Reorganizing Fund shareholders will receive a proxy statement/prospectus providing them with information about the Acquiring Fund and requesting their votes on the proposed reorganization of the Reorganizing Fund at a special meeting of shareholders to be held in the first quarter of 2011. Additionally, the Reorganizing Fund will remain closed to new investors but will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the proposed reorganization.

Investments in The International Fixed Income Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of The International Fixed Income Portfolio, the repayment of capital from The International Fixed Income Portfolio, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated December 8, 2010.